UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 10, 2010

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 400

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 946-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Precision Castparts Corp. held its Annual Meeting of Shareholders on August 10, 2010. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

	Votes For	Withheld	Broker Non-Votes
1. Election of Directors
Daniel J. Murphy	111,034,781	6,626,005	9,588,163
Steven G. Rothmeier	109,883,006	7,777,780	9,588,163
Richard L. Wambold	115,033,331	2,627,455	9,588,163
Timothy A. Wicks	116,668,329	992,457	9,588,163

	Votes For	Votes Against	Abstentions
2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for year ending April 3, 2011	127,021,514	177,401	50,034

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Shareholder proposal regarding classified board structure	79,966,660	33,066,427	4,627,699	9,588,163

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: August 11, 2010	By:	/s/ Shawn R. Hagel
	Name:	Shawn R. Hagel
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)